UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary Information Statement

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Definitive Information Statement

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Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

IN MEDIA CORPORATION, INC.

(Name of Registrant as Specified In Its Charter)

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Contact Person:

David S. Hunt, Esq.

222 S. Main Street, Suite 500

Salt Lake City, Utah 84101

Tel: 801-355-7878; Fax: 801-906-6159

1

IN MEDIA CORPORATION, INC.

5872 Owens Avenue, #200

Carlsbad, CA 92008

Tel. 888-368-9696

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING STOCK OF IN MEDIA CORPORATION, INC.

April ___, 2016

Dear IN Media Corporation, Stockholder:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.001 per share (“Common Stock”), of IN Media Corporation, Inc., a Nevada corporation (the “Company” or “we”) as of the close of business on April 15, 2016 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock. The enclosed Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statutes.

The following action was authorized, by written consent, by holders of a majority of our outstanding voting stock on or before March 6, 2016, (the “Written Consent”):

an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to increase the total number of authorized shares of the Company’s capital stock from 75,000,000 shares to 200,000,000 shares, of which 200,000,000 will be available for issuance as Common Stock.

The Written Consent constitutes the only stockholder approval required under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws to approve the Certificate of Amendment. No consents or proxies are being requested from stockholders, and our Board of Directors is not soliciting your consent or your proxy in connection with these actions. The Certificate of Amendment, as approved in the Written Consent, will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent:  The Information Statement is available at: http://www.sec.gov. We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 5872 Owens Avenue, #200, Carlsbad, CA 92008, Attention: Chief Executive Officer.

By order of the Board of Directors.

/s/ Howard Hayes

Howard Hayes, Chief Executive Officer and President

5872 Owens Avenue, #200

Carlsbad, CA 92008

Tel. 888-368-9696

______________________________________________________________________________________

INFORMATION STATEMENT

______________________________________________________________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

INTRODUCTION

This Information Statement advises stockholders of IN Media Corporation, Inc. (the "Company") of:

an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment” or “Amendment”) to increase the total number of authorized shares of the Company’s capital stock from 75,000,000 shares to 200,000,000 shares, of which 200,000,000 will be available for issuance as common stock, par value $0.001 per share (“Common Stock”); and

Our Board of Directors approved the Certificate of Amendment on April 15, 2016. The Amendment was previously approved, by written consent, by stockholders holding a majority of our outstanding voting stock on or before March 6, 2016 (the “Written Consent”). Copies of the substantive text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

The Amendment will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof. The Certificate of Amendment will only become effective upon the filing of the Certificate of Amendment with the Nevada Secretary of State, which filing will occur no less than 20 days after the date of the mailing of this Information Statement to our stockholders.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As only the holders of Common Stock are entitled to vote on such matters, approval of the Amendment required the approval of a majority of the Company’s issued and outstanding common stock. On the Record Date, the Company had 68,889,932 shares of Common Stock issued and outstanding. The Written Consent of the holders of Common Stock was executed by holders resulting in a 64% vote in favor.

We have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consents from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by the Written Consent and giving stockholders notice of the Amendment as required by the Nevada Revised Statutes and the Exchange Act.

As the Amendment was approved by Written Consent, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

General

The Company’s authorized capital stock currently consists of 75,000,000 shares of Common Stock, $0.001 par value per share, and no shares of preferred stock. As of April 13, 2016, there were: (i) 68,889,932 outstanding shares of Common Stock; (ii) and no shares of Preferred Stock.

Common Stock

As of March 6, 2016, there were 68,889,932 shares of Common Stock outstanding. Holders of the Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Company’s stockholders. Holders of Common Stock are entitled to receive ratably any dividends that may be declared by the Board out of legally available funds. Upon the Company’s liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably the Company’s net assets available after the payment of all debts and other liabilities. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Stock

There is currently no preferred stock authorized. If any preferred stock is authorized in the future, the rights, preferences and privileges of holders of Common Stock may become subject to, and may be adversely affected by, the rights of holders of shares of any series of Preferred Stock which the Company may designate and issue in the future without further stockholder approval.

The total voting shares outstanding at the time of any and all shareholder votes (i.e., the total shares eligible to vote on any and all shareholder matters) shall be deemed to include (a) the total common stock shares outstanding.

AMENDMENT TO OUR ARTICLES OF INCORPORATION

Increase of Authorized Capital Stock of the Company

Prior to the filing of the Certificate of Amendment, we are authorized to issue 75,000,000 shares of Common Stock of which 68,889,932, or 91.9% is issued and outstanding and only 6,110,068 is available for issuance. As of the filing of the Certificate of Amendment on May ___, 2016, we will be authorized to issue 200,000,000 shares of Common Stock. The terms of the newly authorized shares of Common Stock are identical to those of the currently outstanding shares of Common Stock. The authorization of additional shares of Common Stock does not alter the current number of issued shares. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of our Company, the issuance of any newly authorized shares of Common Stock, will reduce our current shareholders’ percentage ownership interest in the total outstanding shares of our Common Stock. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, our shareholders may experience a reduction in shareholders’ equity per share and voting power. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Certificate of Amendment.

Purpose for Increase in Authorized Capital Stock

The Certificate of Amendment will increase the number of authorized shares of common stock to 200,000,000 in order to provide the Company with greater flexibility with respect to our capital structure for such purposes as additional equity financings and stock based acquisitions which may occur in the future. Subsequent to the increase, the Board of Directors can issue stock without the approval of the stockholders. We reserve the right to seek a further increase in authorized shares, from time to time in the future as appropriate.

Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company the ability to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders’ equity per share and may reduce the percentage ownership of common stock by existing stockholders.

It is not the present intention of the board of directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

Effect on Outstanding Common Stock

The additional shares of Common Stock authorized by the Certificate of Amendment will have the same privileges as the shares of Common Stock currently authorized and issued. Stockholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. The increase in authorized shares will not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. The Certificate of Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the proposed amendment to our Articles of Incorporation and the adoption of the Amendment.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of the date of this Information Statement by (i) any person or group known to us with more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and our chief financial officer and (iv) all such executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 5872 Owens Avenue, #200, Carlsbad, CA 92008. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.

Name	Sole Voting or Investment Power	Shared Voting or Investment Power	Aggregate Beneficial Ownership	Percent of Beneficial Ownership (1)
Howard Hayes (2)	13,993,137	-	13,993,137	20.3%
Michael Harper (2)	-	-
All current directors and executive officers as a group (2 persons)	13,993,137	-	13,993,137	20.3%

5% Stockholders Not Listed Above:
Guifeng Qui	13,137,255	-	13,137,255	19.1%
Sean West Bula	6,105,155	-	6,105,155	8.9%
Rick Memsick	5,237,221	-	5,237,221	7.6%
Lance Wagner	3,500,000	-	3,500,000	5.1%

(1)

Unless otherwise indicated, based on 68,889,932 shares of common stock issued and outstanding.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)

Indicates one of our officers or directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

IN MEDIA CORPORATION, INC.

By: /s/ Howard Hayes

Howard Hayes, Chief Executive Officer and President

April ___, 2016

Exhibit A

Certificate of Amendment

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

In Media Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH: That the total number of voting common stock authorized that may be issued by the corporation is TWO HUNDRED MILLION (200,000,000) shares of stock with .001 PAR VALUE, and no other class of stock shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 44,260,800 (59%)

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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